    As filed with the Securities and Exchange Commission on October 16, 2001

                                                      Registration No. 333-35270

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                 Post-Effective
                                Amendment No. 1
                                       to
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              -------------------

                             Forest Oil Corporation
             (Exact name of registrant as specified in its charter)


            New York                                   25-0484900
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                                                    Newton W. Wilson, III
                                                 Senior Vice President-Legal
                                                    Affairs and Secretary
             1600 Broadway                             1600 Broadway
              Suite 2200                                Suite 2200
       Denver, Colorado 80202                      Denver, Colorado 80202
          (303) 812-1400                              (303) 812-1400
(Address, including zip code, and        (Name, address, including zip code, and
 telephone number, including area               telephone number, including
 code, of registrant's principal              area code, of agent for service)
       executive offices)


                                    Copy to:

                                  Alan P. Baden
                             Vinson & Elkins L.L.P.
                                666 Fifth Avenue
                                   26th Floor
                            New York, New York 10103
                                 (917) 206-8000
                              (917) 206-8100 (FAX)

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 is being filed solely for the purpose of amending the exhibit list and adding new exhibits.

                                 Part II
                   Information Not Required in Prospectus

Item 16. Exhibits.

     The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of the Company under the Securities Act or the Exchange Act as indicated below:

Exhibit
  No.                               Exhibit
-------                             -------
  *1.1  - Form of Underwriting Agreement (Debt Securities).

  *1.2  - Form of Underwriting Agreement (Preferred Stock).

  *1.3  - Form of Underwriting Agreement (Common Stock).

  *1.4  - Form of Underwriting Agreement (Securities Warrants).

 **1.5  - Underwriting Agreement, dated October 11, 2001, by and between Forest
          Oil Corporation and J.P. Morgan Securities Inc.

***4.1  - Form of Senior Debt Indenture.

***4.2  - Form of Subordinated Debt Indenture.

***4.3  - Form of Senior Debt Securities (included in Exhibit 4.1).

***4.4  - Form of Subordinated Debt Securities (included in Exhibit 4.2).

  *4.5  - Form of Securities Warrants.

   4.6 - Restated Certificate of Incorporation of Forest Oil Corporation, dated October 14, 1993, incorporated herein by reference to Exhibit
          3(i) to Form 10-Q for Forest Oil Corporation for the quarter ended
          September 30, 1993 (File No. 0-4597).

   4.7  - Certificate of Amendment of the Restated Certificate of
          Incorporation, dated as of July 20, 1995, incorporated herein by reference to Exhibit 3(i)(a) to Form 10-Q for Forest Oil
          Corporation for the quarter ended June 30, 1995 (File No. 0-4597).

   4.8 - Certificate of Amendment of the Certificate of Incorporation, dated as of July 26, 1995, incorporated herein by reference to Exhibit
          3(i)(b) to Form 10-Q for Forest Oil Corporation for the quarter ended June 30, 1995 (File No. 0-4597).

   4.9 - Certificate of Amendment of the Certificate of Incorporation dated as of January 5, 1996, incorporated herein by reference to Exhibit
          3(i)(c) to Forest Oil Corporation's Registration Statement on Form
          S-2 (File No. 33-64949).

   4.10 - Certificate of Amendment of the Certificate of Incorporation dated as of December 7, 2000, incorporated herein by reference to Exhibit
          3(i)(d) to Form 10-K for Forest Oil Corporation for the year ended
          December 31, 2000 (File No. 001-13515).

   4.11 - Restated Bylaws of Forest Oil Corporation dated as of February 14,
          2001, incorporated herein by reference to Exhibit 3(ii) to Form
          10-K for Forest Oil Corporation for the year ended December 31,
          2000 (File No. 001-13515).

   4.12 - Indenture dated as of September 8, 1993 between Forest Oil
          Corporation and Shawmut Bank, Connecticut, (National Association), incorporated herein by reference to Exhibit 4.1 to Form 10-Q for Forest Oil Corporation for the quarter ended September 30, 1993
          (File No. 0-4597).

Exhibit
  No.                               Exhibit
-------                             -------
   4.13 - First Supplemental Indenture dated as of February 8, 1996 among
          Forest Oil Corporation, 611852 Saskatchewan Ltd. and Fleet National
          Bank of Connecticut (formerly known as Shawmut Bank, Connecticut,
          National Association, which was formerly known as The Connecticut
          Bank), incorporated herein by reference to Exhibit 4.2 to Form 10-K for Forest Oil Corporation for the year ended December 31, 1995
          (File No. 0-4597).

   4.14 - Second Supplemental Indenture dated as of September 12, 1997 between Forest Oil Corporation, 611852 Saskatchewan Ltd. and State
          Street Bank and Trust Company (as successor in interest to Fleet
          National Bank of Connecticut (formerly known as Shawmut Bank
          Connecticut, National Association)), incorporated herein by reference to Exhibit 4.3 to Form 10-K for Forest Oil Corporation for the year ended December 31, 1997 (File No. 001-13515).

   4.15 - Indenture dated as of September 29, 1997 among Canadian Forest Oil
          Ltd., Forest Oil Corporation and State Street Bank and Trust
          Company, incorporated herein by reference to Exhibit 4.1 to Forest
          Oil Corporation's Registration Statement on Form S-4 dated October
          31, 1997 (File No. 333-39255).

   4.16 - Indenture dated as of February 5, 1999 between Forest Oil
          Corporation and State Street Bank and Trust Company, incorporated herein by reference to Exhibit 4.16 to Forest Oil Corporation's
          Registration Statement on Form S-3 dated November 14, 1996, as amended (File No. 333-16125).

   4.17 - Rights Agreement between Forest Oil Corporation and Mellon
          Securities Trust Company, as Rights Agent dated as of October 14,
          1993, incorporated herein by reference to Exhibit 4.3 to Form 10-Q for Forest Oil Corporation for the quarter ended September 30, 1993
          (File No. 0-4597).

   4.18 - Amendment No. 1 dated as of July 27, 1995 to Rights Agreement dated as of October 14, 1993 between Forest Oil Corporation and Mellon
          Securities Trust Company, incorporated herein by reference to
          Exhibit 99.5 of Form 8-K for Forest Oil Corporation dated October
          11, 1995 (File No. 0-4597).

   4.19 - Amendment No. 2, dated as of June 25, 1998 to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
          Mellon Securities Trust Company, incorporated herein by reference to Exhibit 99.1 to Form 8-K for Forest Oil Corporation, dated June
          25, 1998 (File No. 001-13515).

   4.20 - Amendment No. 3, dated as of September 1, 1998 to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
          Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.13 to Forest Oil Corporation Registration Statement on
          Form S-4, dated November 6, 2000 (File No. 333-49376).

   4.21 - Amendment No. 4, dated as of July 10, 2000, to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
          Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.14 to Forest Oil Corporation Registration Statement on
          Form S-4, dated November 6, 2000 (File No. 333-49376).

   4.22 - Registration Rights Agreement, dated as of July 10, 2000, by and between Forest Oil Corporation and the other signatories thereto, incorporated herein by reference to Exhibit 4.15 to Forest Oil
          Corporation Registration Statement on Form S-4, dated November 6,
          2000 (File No. 333-49376).

   4.23 - Credit Agreement, dated as of October 10, 2000, among Forest Oil
          Corporation, the lenders party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation
          Agent, and The Chase Manhattan Bank, as Global Administrative
          Agent, incorporated herein by reference to Exhibit 4.12 to Form
          10-K for Forest Oil Corporation for the year ended December 31,
          2000 (File No. 001-13515).


Exhibit
  No.                               Exhibit
-------                             -------
   4.24 - Mortgage, Deed of Trust, Assignment, Security Agreement, Financing
          Statement and Fixture Filing from Forest Oil Corporation to Robert
          C. Mertensotto, trustee, and Gregory P. Williams, trustee (Utah), and The Chase Manhattan Bank, as Global Administrative Agent, dated as of December 7, 2000, incorporated herein by reference to Exhibit
          4.13 to Form 10-K for Forest Oil Corporation for the year ended
          December 31, 2000 (File No. 001-13515).

   4.25 - Canadian Credit Agreement, dated as of October 10, 2000, among
          Canadian Forest Oil Ltd., the subsidiary borrowers from time to time parties thereto, the lenders party thereto, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as
          Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, and The Chase Manhattan Bank, as
          Global Administrative Agent, incorporated herein by reference to
          Exhibit 4.14 to Form 10-K for Forest Oil Corporation for the year ended December 31, 2000 (File No. 001-13515).

   4.26 - First Amendment to Combined Credit Agreement dated as of May 24,
          2001, by and between Forest Oil Corporation, Canadian Forest Oil
          Ltd., each of the lenders that is a party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank N.A., as U.S.
          Documentation Agent, The Chase Manhattan Bank of Canada, as
          Canadian Administrative Agent, Bank of Montreal, as Canadian
          Syndication Agent, The Toronto-Dominion Bank, as Canadian
          Documentation Agent, and The Chase Manhattan Bank, as Global
          Administrative Agent, incorporated herein by reference to Exhibit
          4.1 to Form 10-Q for Forest Oil Corporation for the quarter ended
          June 30, 2001 (File No. 001-13515).

   4.27 - Indenture dated as of June 21, 2001 between Forest Oil Corporation and State Street Bank and Trust Company, as Trustee, incorporated herein by reference to Exhibit 4.2 to Form 10-Q for Forest Oil
          Corporation for the quarter ended June 30, 2001 (File No.
          001-13515).

***5.1  - Opinion of Vinson & Elkins L.L.P.

 **12.1 - Statement Regarding Computation of Ratios

***23.1 - Consent of KPMG LLP.

***23.2 - Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

***24.1 - Powers of Attorney (included on the original signature pages hereof).

  *25.1 - Form T-1 Statement of Eligibility of Trustee under the Senior Indenture.

  *25.2 - Form T-1 Statement of Eligibility of Trustee under the Subordinated Indenture.

   25.3 - Statement of Eligibility on Form T-1 of State Street Bank and Trust
          Company, incorporated herein by reference to Exhibit 25.1 to the Company's
          Registration Statement on Form S-4 (File No. 333-67970)

* The Company will file as an exhibit to a Current Report on Form 8-K or by post-effective amendment (i) any form of Debt Securities, Securities Warrant Agreement or Securities Warrants, and any Preferred Stock certificate or certificate of designations, (ii) any form of underwriting agreement to be used in connection with an offering of securities, (iii) any opinions of Vinson & Elkins L.L.P. not previously filed and (iv) any statement of eligibility of a trustee in connection with an offering of Debt Securities.

**   Filed herewith.

*** Previously filed with this Registration Statement on Form S-3 on April 20, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on October 16, 2001.

                                        FOREST OIL CORPORATION

                                        By: /s/ Joan C. Sonnen
                                            -----------------------------
                                            Joan C. Sonnen
                                            Vice President - Controller,
                                              Chief Accounting Officer and
                                              Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated.

        SIGNATURE                        TITLE                        DATE
        ---------                        -----                        ----


/s/ Robert S. Boswell*    Chairman and Chief Executive Officer  October 16, 2001
------------------------  (Principal Executive Officer)
    Robert S. Boswell


/s/ David H. Keyte*       Executive Vice President and Chief    October 16, 2001
------------------------  Financial Officer (Principal
    David H. Keyte        Financial Officer)


/s/ Joan C. Sonnen        Vice President - Controller, Chief    October 16, 2001
------------------------  Accounting Officer and Assistant
    Joan C. Sonnen        Secretary (Principal Accounting Officer)


/s/ Philip F. Anschutz*   Director                              October 16, 2001
------------------------
    Philip F. Anschutz


/s/ William L. Britton*   Director                              October 16, 2001
------------------------
    William L. Britton


/s/ Cortlandt S. Dietler* Director                              October 16, 2001
------------------------
    Cortlandt S. Dietler


/s/ Dod A. Fraser*        Director                              October 16, 2001
------------------------
    Dod A. Fraser


/s/ Cannon Y. Harvey*     Director                              October 16, 2001
------------------------
    Cannon Y. Harvey

                          Director
------------------------
    Forrest E. Hoglund


                          Director
------------------------
    Stephen A. Kaplan


/s/ James H. Lee*         Director                              October 16, 2001
------------------------
    James H. Lee


/s/ Craig D. Slater*      Director                              October 16, 2001
------------------------
    Craig D. Slater


/s/ Michael B. Yanney*    Director                              October 16, 2001
------------------------
    Michael B. Yanney



* By Joan C. Sonnen as attorney-in-fact pursuant to a power of attorney previously filed as exhibit 24.1 to this registration statement.

Exhibit
  No.                           Exhibit Index
-------                         -------------
  *1.1  - Form of Underwriting Agreement (Debt Securities).

  *1.2  - Form of Underwriting Agreement (Preferred Stock).

  *1.3  - Form of Underwriting Agreement (Common Stock).

  *1.4  - Form of Underwriting Agreement (Securities Warrants).

 **1.5  - Underwriting Agreement, dated October 11, 2001, by and between Forest
          Oil Corporation and J.P. Morgan Securities Inc.

***4.1  - Form of Senior Debt Indenture.

***4.2  - Form of Subordinated Debt Indenture.

***4.3  - Form of Senior Debt Securities (included in Exhibit 4.1).

***4.4  - Form of Subordinated Debt Securities (included in Exhibit 4.2).

  *4.5  - Form of Securities Warrants.

   4.6 - Restated Certificate of Incorporation of Forest Oil Corporation, dated October 14, 1993, incorporated herein by reference to Exhibit
          3(i) to Form 10-Q for Forest Oil Corporation for the quarter ended
          September 30, 1993 (File No. 0-4597).

   4.7  - Certificate of Amendment of the Restated Certificate of
          Incorporation, dated as of July 20, 1995, incorporated herein by reference to Exhibit 3(i)(a) to Form 10-Q for Forest Oil
          Corporation for the quarter ended June 30, 1995 (File No. 0-4597).

   4.8 - Certificate of Amendment of the Certificate of Incorporation, dated as of July 26, 1995, incorporated herein by reference to Exhibit
          3(i)(b) to Form 10-Q for Forest Oil Corporation for the quarter ended June 30, 1995 (File No. 0-4597).

   4.9 - Certificate of Amendment of the Certificate of Incorporation dated as of January 5, 1996, incorporated herein by reference to Exhibit
          3(i)(c) to Forest Oil Corporation's Registration Statement on Form
          S-2 (File No. 33-64949).

   4.10 - Certificate of Amendment of the Certificate of Incorporation dated as of December 7, 2000, incorporated herein by reference to Exhibit
          3(i)(d) to Form 10-K for Forest Oil Corporation for the year ended
          December 31, 2000 (File No. 001-13515).

   4.11 - Restated Bylaws of Forest Oil Corporation dated as of February 14,
          2001, incorporated herein by reference to Exhibit 3(ii) to Form
          10-K for Forest Oil Corporation for the year ended December 31,
          2000 (File No. 001-13515).

   4.12 - Indenture dated as of September 8, 1993 between Forest Oil
          Corporation and Shawmut Bank, Connecticut, (National Association), incorporated herein by reference to Exhibit 4.1 to Form 10-Q for Forest Oil Corporation for the quarter ended September 30, 1993
          (File No. 0-4597).

Exhibit
  No.                            Exhibit Index
-------                          -------------
   4.13 - First Supplemental Indenture dated as of February 8, 1996 among
          Forest Oil Corporation, 611852 Saskatchewan Ltd. and Fleet National
          Bank of Connecticut (formerly known as Shawmut Bank, Connecticut,
          National Association, which was formerly known as The Connecticut
          Bank), incorporated herein by reference to Exhibit 4.2 to Form 10-K for Forest Oil Corporation for the year ended December 31, 1995
          (File No. 0-4597).

   4.14 - Second Supplemental Indenture dated as of September 12, 1997 between Forest Oil Corporation, 611852 Saskatchewan Ltd. and State
          Street Bank and Trust Company (as successor in interest to Fleet
          National Bank of Connecticut (formerly known as Shawmut Bank
          Connecticut, National Association)), incorporated herein by reference to Exhibit 4.3 to Form 10-K for Forest Oil Corporation for the year ended December 31, 1997 (File No. 001-13515).

   4.15 - Indenture dated as of September 29, 1997 among Canadian Forest Oil
          Ltd., Forest Oil Corporation and State Street Bank and Trust
          Company, incorporated herein by reference to Exhibit 4.1 to Forest
          Oil Corporation's Registration Statement on Form S-4 dated October
          31, 1997 (File No. 333-39255).

   4.16 - Indenture dated as of February 5, 1999 between Forest Oil
          Corporation and State Street Bank and Trust Company, incorporated herein by reference to Exhibit 4.16 to Forest Oil Corporation's
          Registration Statement on Form S-3 dated November 14, 1996, as amended (File No. 333-16125).

   4.17 - Rights Agreement between Forest Oil Corporation and Mellon
          Securities Trust Company, as Rights Agent dated as of October 14,
          1993, incorporated herein by reference to Exhibit 4.3 to Form 10-Q for Forest Oil Corporation for the quarter ended September 30, 1993
          (File No. 0-4597).

   4.18 - Amendment No. 1 dated as of July 27, 1995 to Rights Agreement dated as of October 14, 1993 between Forest Oil Corporation and Mellon
          Securities Trust Company, incorporated herein by reference to
          Exhibit 99.5 of Form 8-K for Forest Oil Corporation dated October
          11, 1995 (File No. 0-4597).

   4.19 - Amendment No. 2, dated as of June 25, 1998 to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
          Mellon Securities Trust Company, incorporated herein by reference to Exhibit 99.1 to Form 8-K for Forest Oil Corporation, dated June
          25, 1998 (File No. 001-13515).

   4.20 - Amendment No. 3, dated as of September 1, 1998 to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
          Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.13 to Forest Oil Corporation Registration Statement on
          Form S-4, dated November 6, 2000 (File No. 333-49376).

   4.21 - Amendment No. 4, dated as of July 10, 2000, to Rights Agreement, dated as of October 14, 1993, between Forest Oil Corporation and
          Mellon Securities Trust Company, incorporated herein by reference to Exhibit 4.14 to Forest Oil Corporation Registration Statement on
          Form S-4, dated November 6, 2000 (File No. 333-49376).

   4.22 - Registration Rights Agreement, dated as of July 10, 2000, by and between Forest Oil Corporation and the other signatories thereto, incorporated herein by reference to Exhibit 4.15 to Forest Oil
          Corporation Registration Statement on Form S-4, dated November 6,
          2000 (File No. 333-49376).

   4.23 - Credit Agreement, dated as of October 10, 2000, among Forest Oil
          Corporation, the lenders party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation
          Agent, and The Chase Manhattan Bank, as Global Administrative
          Agent, incorporated herein by reference to Exhibit 4.12 to Form
          10-K for Forest Oil Corporation for the year ended December 31,
          2000 (File No. 001-13515).

Exhibit
  No.                               Exhibit Index
-------                             -------------

   4.24 - Mortgage, Deed of Trust, Assignment, Security Agreement, Financing
          Statement and Fixture Filing from Forest Oil Corporation to Robert
          C. Mertensotto, trustee, and Gregory P. Williams, trustee (Utah), and The Chase Manhattan Bank, as Global Administrative Agent, dated as of December 7, 2000, incorporated herein by reference to Exhibit
          4.13 to Form 10-K for Forest Oil Corporation for the year ended
          December 31, 2000 (File No. 001-13515).

   4.25 - Canadian Credit Agreement, dated as of October 10, 2000, among
          Canadian Forest Oil Ltd., the subsidiary borrowers from time to time parties thereto, the lenders party thereto, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as
          Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, and The Chase Manhattan Bank, as
          Global Administrative Agent, incorporated herein by reference to
          Exhibit 4.14 to Form 10-K for Forest Oil Corporation for the year ended December 31, 2000 (File No. 001-13515).

   4.26 - First Amendment to Combined Credit Agreement dated as of May 24,
          2001, by and between Forest Oil Corporation, Canadian Forest Oil
          Ltd., each of the lenders that is a party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank N.A., as U.S.
          Documentation Agent, The Chase Manhattan Bank of Canada, as
          Canadian Administrative Agent, Bank of Montreal, as Canadian
          Syndication Agent, The Toronto-Dominion Bank, as Canadian
          Documentation Agent, and The Chase Manhattan Bank, as Global
          Administrative Agent, incorporated herein by reference to Exhibit
          4.1 to Form 10-Q for Forest Oil Corporation for the quarter ended
          June 30, 2001 (File No. 001-13515).

   4.27 - Indenture dated as of June 21, 2001 between Forest Oil Corporation and State Street Bank and Trust Company, as Trustee, incorporated herein by reference to Exhibit 4.2 to Form 10-Q for Forest Oil
          Corporation for the quarter ended June 30, 2001 (File No.
          001-13515).

***5.1  - Opinion of Vinson & Elkins L.L.P.

 **12.1 - Statement Regarding Computation of Ratios

***23.1 - Consent of KPMG LLP.

***23.2 - Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

***24.1 - Powers of Attorney (included on the original signature pages hereof).

  *25.1 - Form T-1 Statement of Eligibility of Trustee under the Senior Indenture.

  *25.2 - Form T-1 Statement of Eligibility of Trustee under the Subordinated Indenture.

   25.3 - Statement of Eligibility on Form T-1 of State Street Bank and Trust
          Company, incorporated herein by reference to Exhibit 25.1 to the Company's
          Registration Statement on Form S-4 (File No. 333-67970)

* The Company will file as an exhibit to a Current Report on Form 8-K or by post-effective amendment (i) any form of Debt Securities, Securities Warrant Agreement or Securities Warrants, and any Preferred Stock certificate or certificate of designations, (ii) any form of underwriting agreement to be used in connection with an offering of securities, (iii) any opinions of Vinson & Elkins L.L.P. not previously filed and (iv) any statement of eligibility of a trustee in connection with an offering of Debt Securities.

**   Filed herewith.

*** Previously filed with this Registration Statement on Form S-3 on April 20, 2000.